                                                                      EXHIBIT 6



                                ARTHUR ANDERSEN LLP



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-61267 for Hartford Life and Annuity Insurance Company Separate Account VL I on Form S-6.


                                                         /s/ Arthur Andersen LLP
Hartford, Connecticut
July 20, 1998